August 30, 2013

Supplement

SUPPLEMENT DATED AUGUST 30, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY MULTI CAP GROWTH TRUST
CLASS IS
Dated June 13, 2013

Effective September 1, 2013, John Gernon will replace Arthur Lev as President and Principal Executive Officer of Morgan Stanley Multi Cap Growth Trust (the "Fund"). As a result, effective September 1, 2013, the following information hereby replaces in its entirety the biographical information for Mr. Lev contained in the Fund's Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.

*  Each officer serves an indefinite term, until his or her successor is elected.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.